GENERAL	12 Months Ended
Dec. 31, 2011
GENERAL [Abstract]
GENERAL
NOTE 1:	GENERAL

a.	Organization:

Gilat Satellite Networks Ltd. (the "Company" or "Gilat") and its subsidiaries (the "Group") is a global provider of Internet Protocol, or IP, based digital satellite communication and networking products and services. The Group designs, produces and markets VSATs, or very small aperture terminals, and related VSAT network equipment. VSATs are earth based terminals that transmit and receive broadband, Internet, voice, data and video via satellite. VSAT networks combine a large central earth station, called a hub, with multiple remote sites (ranging from tens to thousands of sites), which communicate via satellite. In addition, following the acquisition of Raysat Antenna Systems ("RAS") (see also Note 1c) on July 1, 2010, the group develops and provides Satcom-on-the-Move antenna solutions. Following the acquisition of Wavestream Corp. ( "Wavestream")  (see also Note 1d) on November 29, 2010, the Group develops and designs high power solid state amplifiers for military and commercial broadband communications, radar and imaging.

Gilat was incorporated in Israel in 1987 and launched its first generation VSAT in 1989. For a description of principal markets and customers, see Note 14.

Starting 2010 and following the acquisition of Wavestream the Group operates four complementary, operational and reportable segments:

•	Gilat worldwide is comprised of two reportable segments:
o
Gilat International (previously known as Gilat Network Systems or "GNS"), a provider of VSAT-based networks and associated professional services, including turnkey and management services, to telecom operators worldwide. Since the acquisition of RAS during 2010, Gilat International is also a provider of low-profile antennas, used for satellite-on-the-move communications (Satcom-OnThe-Move) antenna solutions, and

o
Gilat Peru & Colombia (previously known as Spacenet Rural Communications or "SRC" segment), a provider of telephony, Internet and data services primarily for rural communities in Peru and Colombia under projects that are subsidized by government entities.

•	Spacenet Inc. ("Spacenet"), a provider of satellite network services to enterprises, small office/home office ("SOHOs") and residential customers in the U.S.
•
Wavestream, a provider of high power solid state amplifiers (SSPA) and Block Upconverters (BUCs)  with field-proven, high performance solutions designed for mobile and fixed satellite communication ("Satcom") systems worldwide, primarily in the defense market. Wavestream currently concentrates on sales to government defense agencies which accounts for most of its revenues, mainly the U.S. Department of Defense pursuant to contracts awarded to system integrators under defense-related programs.

Commencing 2012, in line with the Company organizational changes instituted at the beginning of 2012, the Company's business will be managed and reported as three separate reportable segments, comprised of the Company's newly named Commercial Satcom, Defense Satcom and Services Divisions:

•
Commercial Satcom provides VSAT networks, satellite communication products and associated professional services to service providers and operators worldwide, including consumer Ka-band initiatives worldwide.

•	Defense Satcom provides satellite communication products and solutions to defense and homeland security organizations worldwide.
•
Services, which includes Spacenet Inc., provides managed network services for business, government and residential customers in North America, and Gilat's service businesses in Peru and Colombia, offering rural telephony and Internet access solutions.

b.	Aborted Agreement and Plan of Merger (the "Agreement and Plan of Merger"):

On March 31, 2008 the Company announced the signing of an Agreement and Plan of Merger to be acquired for $ 475,000 in an all cash transaction by a consortium of private equity investors. The closing of the transaction was subject to shareholders' approval, certain regulatory approvals and other customary closing conditions.

On August 5, 2008 the Company informed the consortium that all conditions precedent to closing had been met.

On August 29, 2008, the Company notified the consortium that it was terminating the Agreement and Plan of Merger citing the consortium's intentional breach of the merger agreement and failure to close the merger transaction within the time period established to complete the transaction.

The definitive agreement provided for a termination fee in the amount of approximately $ 47,500 payable to the Company, and the Company sued the consortium members for this amount. In August 2010, the Company signed settlement agreements with each of the consortium members. Under the terms of the settlement agreements, the Company will receive an aggregate of approximately $ 20,000. As of December 31, 2011, an amount of $13,935 was received, with the remainder to be received in annual installments of $ 2,750 ending in October 2013. The settlement agreements were reached as part of mediation proceedings that began in 2009.

c.	Business combination - acquisition of RAS:

In March 2010 and in April 2010, the Company entered into definitive agreements to acquire all of the units of RAS , a provider of Satcom-on-the-Move antenna solutions, and all of the shares of RaySat BG ("Raysat BG"), a Bulgarian research and development center (together  "RAS") for total consideration of $ 25,200 and $ 3,300 respectively, in cash. During July and August 2010, the Company closed the acquisitions of both entities. In conjunction with these transactions, the Company also acquired patents and marketing rights in the field of two-way Satcom-on-the-Move antennas in the amount of $ 2,500.

The excess of total acquisition costs over the fair value of net tangible and identifiable intangible assets on acquisition of  $ 20,162 was attributable to goodwill. An amount of approximately $ 13,500 out of total goodwill is allocated to the Spacenet segment and the remainder of $ 6,662 is allocated to the Gilat International segment.

The derived goodwill from these acquisitions is attributable to additional capabilities of the Group to expand its products and technology offerings, to augment capabilities of current products and the ability to enter new markets. Of the total acquisition costs attributable to goodwill, $ 10,800 is deductible for tax purposes.

Technology, customer relationships and backlog deriving from acquisitions in the total amount of $ 9,333 are being amortized at an annual weighted average of approximately 8 years.

In-process research and development deriving from the acquisition in the amount of $ 445 represents incomplete research and development projects that have not reached technological feasibility on date of the acquisition.  Upon completion of development, the acquired in- process research and development will be considered finite-lived assets and will be amortized accordingly at an annual weighted average of 9.5 years. During the second half of 2011, the development was completed, therefore the acquired in-process research and development was considered finite-lived assets and the amortization commenced.

Under purchase method of accounting the purchase price was allocated to the identifiable intangible assets acquired and liabilities assumed based upon their estimated fair values as follows:

Cash	$1,396
Other current assets	3,140
Non-current assets	2,144
Property and equipment	3,147
Intangible assets:
Technology	7,963
Customer relationships	1,279
Backlog	91
In-process research and development	445
Goodwill	20,162
Current liabilities	(7,867)
Long-term liabilities	(3,437)

Net assets acquired	$28,463

d.	Business combination - acquisition of Wavestream:

On November 29, 2010 the Group completed the acquisition of all of the outstanding shares of Wavestream, a provider of high power solid state amplifiers.

Wavestream was acquired for approximately $ 135,000, out of which $ 2,500 represented the fair value of the potential contingent consideration according to the estimation of Company's management and was accrued in the Group's financial statements. The contingent consideration of  up to $ 6,800 and was based on a revenues target for Wavestream in 2011. The Company classified the contingent considerations as a liability as of the date of the transaction.

The above revenues target for 2011 was not reached and therefore no additional payment was required with respect to the contingent consideration. The reversal of the contingent consideration liability was recognized as earnings and was recorded as other income in the consolidated statements of operations.

The excess of total acquisition costs over the fair value of net tangible and identifiable intangible assets on acquisition of $ 85,920  was attributed to goodwill and was allocated in its entirety to the Wavestream segment. This amount is not deductible for tax purposes.

In April 2011, the Company received $436 in cash as part of a working capital adjustment pursuant to the acquisition agreement. As a result, the Company retrospectively adjusted the provisional amounts recognized at the acquisition date and adjusted the goodwill balance.

The derived goodwill from this acquisition is attributable to the additional capabilities of the Group to expand its products and technology offerings, to augment the capabilities of current products and the ability to enter the military and defense markets. Technology, customer relationships and backlog in the amount of $ 43,568 are being amortized at an annual weighted average of 7.5 years.

The following table summarizes the estimated fair values of Wavestream's assets acquired and liabilities assumed and related deferred income taxes as of the acquisition date:

Cash	$5,873
Other current assets	18,425
Non-current assets	355
Property and equipment	3,513
Intangible assets:
Technology	40,040
Customer relationships	3,187
Backlog	341
Goodwill *)	85,484
Current liabilities	(13,609)
Long-term liabilities **)	(9,097)

Net assets acquired	$134,512

*)	Goodwill amount was adjusted by $ 436 as a result of a working capital adjustment - see above.
**)	Mainly attributed to deferred tax liabilities.

e.	Impairment of Goodwill

The continuing pressure on the Department of Defense (DOD) budget in the United State along with some uncertainties in its future spending had been reflected in the reduction of Wavestream revenues in 2011 compared to 2011 forecast and to 2010 revenues. This reduction led the Company to assess Wavestream's implied value in accordance with ASC 350 "Intangibles - Goodwill and Others". As a result of the impairment test, the Company recorded an impairment goodwill loss in the amount of $17,900. This amount was recorded as part of "Impairment of goodwill and restructuring costs" in the Statement of Operations. See also Note 2l and Note 10.

f.	Unaudited pro forma condensed results of operations:

The following represents the unaudited pro forma condensed results of operations for the years ended December 31, 2009 and 2010 assuming that the acquisitions of RAS and Wavestream occurred on January 1, 2009. The pro forma information is not necessarily indicative of the results of operations, which actually would have occurred had the acquisition been consummated on those dates, nor does it purport to represent the results of operations for future periods.

	Total Consolidated
	Year ended December 31,
	2010	2009
	Unaudited

Revenues	$304,021	$294,225

Net income (loss)	$43,600	$(855)

Basic net earnings (loss) per share	$1.08	$(0.02)

Diluted net earnings (loss) per share	$1.04	$(0.02)

g.	Business combination - acquisition of CICAT Networks Inc, ("CICAT"):

On April 13, 2011 the Group completed the acquisition of all of the outstanding shares of CICAT, a provider of terrestrial access and network services to enterprises with multi-site locations. The CICAT operation is attributed to the Spacenet segment.

CICAT was acquired for approximately $ 2,823 out of which $ 822 represents the fair value of the potential contingent consideration according to the estimation Company's management and was accrued in the Group's financial statements. The nominal value of the contingent earn- out consideration is for up to $ 1,170 and is based on an agreed upon revenues target for CICAT during 2011-2013. This amount was classified as other current liabilities and other long term liabilities, as applicable.

The derived goodwill from this acquisition is attributable to the additional capabilities of the Group to expand its services, abilities and  offerings and to establish relationships with key partners. The goodwill amount is not deductible for tax purposes.

The following table summarizes the estimated fair values of CICAT's assets acquired and liabilities assumed and related deferred income taxes as of the acquisition date:

The following table summarizes the estimated fair values of Cicat's assets acquired and liabilities assumed and related deferred income taxes as of the acquisition date:

Cash	$134
Other current assets	1,301
Non-current assets	209
Property and equipment	42
Intangible assets:
Customer relationships	626
Backlog	94
Goodwill	1,890
Current liabilities	(1,075)
Long-term liabilities	(398)

Net assets acquired	$2,823

CICAT's revenues and net income (loss) were $ 5,580 and $ (191), respectively, for the year ending December 31, 2011, and $ 4,454 and $ 105, respectively, for the year ending December 31, 2010.

h.
The Company depends on a major supplier to supply certain components and services for the production of its products or providing services. If this supplier fails to deliver or delays the delivery of the necessary components or services, the Company will be required to seek alternative sources of supply. A change in suppliers could result in manufacturing delays or services delays which could cause a possible loss of sales and, or, additional incremental costs and, consequently, could adversely affect the Company's results of operations and financial position..